                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                December 16, 2005

                              HOME PROPERTIES, INC.
             (Exact name of Registrant as specified in its Charter)

MARYLAND                             1-13136                 16-1455126
(State or other jurisdiction       (Commission              (IRS Employer
of incorporation)                 File Number)         Identification Number)

                  850 Clinton Square, Rochester, New York 14604
                             www.homeproperties.com
           (Address of principal executive offices and internet site)

                                 (585) 546-4900
              (Registrant's telephone number, including area code)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications  pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[  ]  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
      CFR 240.14a-12)

[  ]  Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
      Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
      Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     The Registrant's Board of Directors approved the compensation to be paid in
2006  to  the  Registrant's   non-management   directors.   A  summary  of  that
compensation is as follows:

Annual Retainer: $25,000 annually paid $6,250 per quarter.

Additional  Retainer for the Chair of each of the Committees:  $10,000 annually, paid $2,500 per quarter.

Meeting  Fees:  $1,200 per day for  attendance  (in person and by  telephone) at
Board and Committee  meetings,  provided no more than one $1,200 payment will be made for any day regardless of the number of meetings attended.

Restricted  Stock:  1,000 shares to be issued on the first dividend payment date in 2006.

Options to Purchase Common Stock:  4,000 options to be issued on the date of the
2006 annual stockholders meeting.

NOTE:  Directors  may defer some or all of the above  pursuant  to the  Director
Deferred Compensation Plan.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned thereunto duly authorized.

Dated:   December 20, 2005      HOME PROPERTIES, INC.
                                        (Registrant)

                               By:  /s/ David P. Gardner
                                    David P. Gardner, Executive Vice President
                                    and Chief Financial Officer